Trinity Industries, Inc. Spin-off Update Anticipated Alignment of Businesses April 26, 2018 Investor Contact: TrinityInvestorRelations@trin.net Website: www.trin.net Exhibit 99.9

2570002 https://dealworks.ny.jpmorgan.com/dw/drl/objectId/0b0096158b96941a 55.96.146 167.168.167 62.62.62 149.55.53 196.189.151 87.81.77 221.217.195 172.151.100 Forward Looking Statement 1 Some statements in this presentation, which are not historical facts, are “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements about the Registrant's estimates, expectations, beliefs, intentions or strategies for the future, and the assumptions underlying these forward- looking statements, including, but not limited to, statements regarding the effect of the anticipated separation of the Registrant into two separate public companies, the expected timetable for completing the spin-off transaction, whether or not the spin-off transaction occurs, and any other statements regarding events or developments that the Registrant believes or anticipates will or may occur in the future. The Registrant uses the words “anticipates,” “assumes,” “believes,” “estimates,” “expects,” “intends,” “forecasts,” “may,” “will,” “should,” “guidance,” “outlook,” and similar expressions to identify these forward-looking statements. Forward-looking statements speak only as of the date of this presentation, and the Registrant expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward- looking statement contained herein to reflect any change in the Registrant’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. There is no assurance that the proposed spin-off transaction will be completed, that the Registrant's Board of Directors will continue to pursue the proposed spin-off transaction (even if there are no impediments to completion), that the Registrant will be able to separate its businesses, or that the proposed spin-off transaction will be the most beneficial alternative considered. Forward looking statements involve risks and uncertainties that could cause actual results to differ materially from historical experience or the Registrant’s present expectations, including but not limited to risks and uncertainties regarding economic, competitive, governmental, and technological factors affecting the Registrant’s operations, markets, products, services and prices, as well as any changes in or abandonment of the proposed separation or the ability to effect the separation and satisfy the conditions to the proposed separation, and such forward-looking statements are not guarantees of future performance. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” and “Forward-Looking Statements” in the Registrant’s Annual Report on Form 10-K for the most recent fiscal year, and as may be revised and updated by the Registrant’s Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

2570002 https://dealworks.ny.jpmorgan.com/dw/drl/objectId/0b0096158b96941a 55.96.146 167.168.167 62.62.62 149.55.53 196.189.151 87.81.77 221.217.195 172.151.100 Anticipated Alignment of Businesses post Spin-off 2 Trinity Industries, Inc. (post spin-off) Infrastructure Company Rail Leasing and Management Services Rail Manufacturing and Maintenance Services All Other ■ TrinityRail® leasing services ■ Asset management ■ Railcar Investment Vehicle (RIV) sales ■ Tank and freight railcars ■ Maintenance services ■ Railcar parts and heads 1 Construction Products Transportation Products ■ Inland hopper and tank barges (includes deck marine hardware) 3 ■ Steel components (includes axles and couplers, and other industrial steel components) 4 ■ Wind towers and utility structures ■ Containers for gas and liquid products Energy Equipment ■ Highway products ■ Corporate ■ Segment Revenue/Operating Profit Eliminations 2 ■ All Other ■ Construction materials (includes lightweight and natural aggregates) ■ Trench shoring equipment All Other ■ Corporate ■ Segment Revenue/Operating Profit Eliminations 5 ■ All Other Associated footnotes are located on page 3

2570002 https://dealworks.ny.jpmorgan.com/dw/drl/objectId/0b0096158b96941a 55.96.146 167.168.167 62.62.62 149.55.53 196.189.151 87.81.77 221.217.195 172.151.100 Footnotes 3 1 For financial reporting purposes, a portion of this business (heads product line) is currently included within the financial results of the Energy Equipment Group. 2 Eliminations include manufactured railcars sold to the leasing company. 3 Inland Barge is currently its own segment within Trinity Industries for financial reporting purposes. 4 For financial reporting purposes, Components, including couplers and axles, is currently included with the financial results for the Rail Group but will transfer to the Transportation Products Group of the new Infrastructure Company following the spin-off. 5 Eliminations and All Other pending finalization of company financial statements.